Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

FUNDVANTAGE TRUST

Polen Global Growth Fund

Supplement dated November 13, 2017 to the Prospectus of

Polen Global Growth Fund (the “Fund”) dated September 1, 2017

Changes to the Fund’s Portfolio Management Team

Effective November 3, 2017, Damon Ficklin has been named Global Growth Lead Portfolio Manager of the Fund and is jointly and primarily responsible for the day-to-day investment activities of the Fund along with Global Growth Co-Portfolio Manager and Analyst, Jeff Mueller. Additionally, effective November 3, 2017, Julian Pick is no longer a member of the portfolio management team that is jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, the Prospectus is revised as follows:

•	The Sections entitled “Portfolio Managers” on page 4 of the Prospectus is hereby amended to delete information for Julian Pick and replace with the following information for Damon Ficklin:

Damon Ficklin is Global Growth Lead Portfolio Manager and Focus Growth Co-Portfolio Manager with PCM and has been a member of the team managing the Fund since its inception in 2014.

•	The Section entitled “Portfolio Managers” on page 9 of the Prospectus is hereby amended to delete information for Julian Pick and replace with the following information for Damon Ficklin:

Damon Ficklin, Global Growth Lead Portfolio Manager and Focus Growth Co-Portfolio Manager, is a member of the investment team at PCM. Mr. Ficklin joined PCM in 2003 and, with Mr. Mueller, is responsible for the day-to-day portfolio management and investment analysis for the Fund. Prior to joining PCM, Mr. Ficklin spent one year as an equity analyst at Morningstar. Prior to that, he spent four years as a tax consultant at PricewaterhouseCoopers. Mr. Ficklin earned a B.S., magna cum laude, in Accounting from the University of South Florida, an M.S.A. from Appalachian State University, and an M.B.A. with high honors from The University of Chicago Booth School of Business.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FUNDVANTAGE TRUST

Polen Global Growth Fund

Supplement dated November 13, 2017 to the Statement of Additional Information of
Polen Global Growth Fund

(the “Fund”) dated September 1, 2017 (the “SAI”)

The information in this Supplement contains new and additional information beyond that in the SAI and should be read in conjunction with the SAI.

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Damon Ficklin and Jeff Mueller, who are the portfolio managers responsible for the day-to-day management of the Fund as of November 3, 2017;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with each portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by each portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of, and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of November 3, 2017; and

(iv)	“Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund as of November 3, 2017.

Other Accounts Managed: The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Ficklin and Mr. Mueller, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of November 3, 2017.

				Total Assets
			Number of Accounts	Managed subject to
			Managed subject to	a Performance
	Total Number of Accounts	Total Assets	a Performance Based	Based Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Jeff Mueller
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$1.63	0	$0
Other Accounts:	54	$39.54	0	$0
Damon Ficklin
Other Registered Investment Companies:	1	$1,727	0	$0
Other Pooled Investment Vehicles:	3	$507.63	0	$0
Other Accounts:	4,630	$14,570.54	2	$275

Material Conflicts of Interest. PCM provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The Adviser compensates the Fund’s portfolio managers for management of the Fund. Mr. Ficklin and Mr. Mueller are compensated with a base salary plus a year-end bonus. Mr. Ficklin and Mr. Mueller are also both owners of the Adviser and receive a year-end distribution of the Adviser’s net profits determined by their respective interests in the Adviser. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of the Fund’s portfolio managers is not related to the Fund’s performance.

Ownership of Shares of the Fund. As of November 3, 2017, Mr. Ficklin and Mr. Mueller each beneficially owned $50,001-$100,000 of equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.